UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2011

CATERPILLAR INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction
of incorporation)

1-768	37-0602744
(Commission File Number)	(IRS Employer Identification No.)

100 NE Adams Street, Peoria, Illinois	61629
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (309) 675-1000

Former name or former address, if changed since last report:  N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

Item  8.01           Other Events.

This Current Report on Form 8-K is being filed principally to reflect certain retrospective revisions that have been made to the consolidated financial statements of Caterpillar Inc. (the “Company”, “we”, “our”) that were previously filed with the Securities and Exchange Commission by the Company on February 22, 2011 as Exhibit 13 to its Annual Report on Form 10-K for the year ended December 31, 2010 (the “2010 Form 10-K”) to reflect the change in reportable segments.  The Company began reporting comparative results using the revised segment presentation effective with the filing of its Quarterly Report on Form 10-Q for the period ended March 31, 2011.

Additional detail follows for the business segment realignments:

In the first quarter of 2011, we implemented revised internal financial measurements in line with changes to our organizational structure that were announced during 2010.  Our previous structure used a matrix organization comprised of multiple profit and cost center divisions.  Previously, there were twenty-five operating segments of the Company, twelve of which were reportable segments.  These segments were led by vice-presidents that were managed by the Company’s Executive Office (comprised of our CEO and Group Presidents), which served as our Chief Operating Decision Maker.  As part of the strategy revision, Group Presidents were given accountability for a related set of end-to-end businesses that they manage, a significant change for the Company.  The CEO allocates resources and manages performance at the Group President level.  As such, the CEO now serves as our Chief Operating Decision Maker and operating segments are primarily based on the Group President reporting structure.

Following this reorganization, three of our operating segments, Construction Industries, Resource Industries and Power Systems, are led by Group Presidents.  One operating segment, Financial Products, is led by a Group President who has responsibility for Corporate Services.  Corporate Services is a cost center primarily responsible for the performance of certain support functions globally and to provide centralized services; it does not meet the definition of an operating segment.  One Group President leads three smaller operating segments that are included in All Other operating segments.

As a result, we revised our reportable segments beginning in the first quarter of 2011.  The 2010, 2009, 2008, fourth-quarter 2010 and fourth-quarter 2009 financial information has been retrospectively revised to reflect the change in reportable segments.

Item 9.01 of this Current Report on Form 8-K revises certain information contained in the Company’s 2010 Form 10-K to reflect these changes in reportable segments.  In particular, Exhibit 99.1 contains a revised description of the Company’s business segments, and Exhibit 99.2 contains a revised version of certain portions of Exhibit 13 to the 2010 Form 10-K, which includes revised financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Item 9.01           Financial Statements and Exhibits.

(d)	Exhibits:
	23	Consent of Independent Registered Public Accounting Firm
	99.1	Revised Description of Business Segments
	99.2	General and Financial Information
	101.INS	XBRL Instance Document
	101.SCH	XBRL Taxonomy Extension Schema Document
	101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

All other information in the 2010 10-K has not been updated for events or developments that occurred with respect to our business subsequent to the filing of the 2010 10-K with the U.S. Securities and Exchange Commission.  For information regarding developments in our business since the filing of the 2010 10-K, please refer to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2011 and the Company’s Forms 8-K filed since the filing of the 2010 10-K.  The information in this Form 8-K, including the exhibits, should be read in conjunction with the 2010 10-K and subsequent SEC filings.

Forward-Looking Statements

Certain statements in this filing relate to future events and expectations and are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are subject to known and unknown factors that may cause Caterpillar’s actual results to be different from those expressed or implied in the forward-looking statements. Words such as “believe,” “estimate,” “will be,” “will,” “would,” “expect,” “anticipate,” “plan,” “project,” “intend,” “could,” “should” or other similar words or expressions often identify forward-looking statements.  All statements other than statements of historical fact are forward-looking statements, including, without limitation, statements regarding our outlook, projections, forecasts or trend descriptions. These statements do not guarantee future performance, and Caterpillar does not undertake to update its forward-looking statements.

It is important to note that Caterpillar’s actual results may differ materially from those described or implied in its forward-looking statements based on a number of factors, including, but not limited to: (i) global economic conditions and economic conditions in the industries and markets Caterpillar serves; (ii) government monetary or fiscal policies and government spending on infrastructure; (iii) commodity or component price increases and/or limited availability of raw materials and component products, including steel; (iv) Caterpillar’s and its customers’, dealers’ and suppliers’ ability to access and manage liquidity; (v) political and economic risks associated with our global operations, including changes in laws, regulations or government policies, currency restrictions, restrictions on repatriation of earnings, burdensome tariffs or quotas, national and international conflict, including terrorist acts and political and economic instability or civil unrest in the countries in which Caterpillar operates; (vi) Caterpillar’s and Cat Financial’s ability to maintain their respective credit ratings, material increases in either company’s cost of borrowing or an inability of either company to access capital markets; (vii) financial condition and credit worthiness of Cat Financial’s customers; (viii) inability to realize expected benefits from acquisitions and divestitures, including the acquisition of Bucyrus International, Inc.; (ix) the possibility that the acquisition by Caterpillar of Bucyrus International, Inc. does not close for any reason, including, but not limited to, a failure to obtain required regulatory approvals; (x) international trade and investment policies, such as import quotas, capital controls or tariffs; (xi) the possibility that Caterpillar’s introduction of Tier 4 emissions compliant machines and engines is not successful; (xii) market acceptance of Caterpillar’s products and services; (xiii) effects of changes in the competitive environment, which may include decreased market share, lack of acceptance of price increases, and/or negative changes to our geographic and product mix of sales; (xiv) union disputes or other employee relations issues; (xv) Caterpillar’s ability to successfully implement the Caterpillar Production System or other productivity initiatives; (xvi) adverse changes in sourcing practices of our dealers or original equipment manufacturers; (xvii) compliance costs associated with environmental laws and regulations; (xviii) alleged or actual violations of trade or anti-corruption laws and regulations; (xix) additional tax expense or exposure; (xx) currency fluctuations, particularly increases and decreases in the U.S. dollar against other currencies; (xxi) failure of Caterpillar or Cat Financial to comply with financial covenants in their respective credit facilities; (xxii) increased funding obligations under our pension plans; (xxiii) significant legal proceedings, claims, lawsuits or investigations; (xxiv) imposition of operational restrictions or compliance requirements if carbon emissions legislation and/or regulations are adopted; (xxv) changes in accounting standards or adoption of new accounting standards; (xxvi) adverse effects of natural disasters; and (xxvii) other factors described in more detail under “Item 1A.  Risk Factors” in Part I of our Form 10-K filed with the SEC on February 22, 2011 for the year ended December 31, 2010.  This filing is available on our website at www.caterpillar.com/secfilings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATERPILLAR INC.

May 23, 2011	By:	/s/ James B. Buda
James B. Buda
Senior Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

23	Consent of Independent Registered Public Accounting Firm
99.1	Revised Description of Business Segments
99.2	General and Financial Information
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document